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                                                                    EXHIBIT 10.4


                              [AspenBio Letterhead]

                                 March __, 2002



Gregory Pusey
President
Cambridge Holdings, Ltd.
106 S. University Blvd. Unit 14
Denver, CO  80209

Re: Consulting Agreement by and between AspenBio, Inc. (the "Company") and Cambridge Holdings, Ltd. dated December 28, 2001 (the "Consulting Agreement")

Dear Greg:

      Section 1 of the Consulting Agreement provides that the Consulting Agreement may be terminated by the mutual agreement of the parties. Because the Company considers all of the terms of the Consulting Agreement to have been fulfilled to its satisfaction, the Company proposes that the Consulting Agreement hereby terminate effective as of the date indicated below. In addition, the Company proposes that the risk of forfeiture provided for in
Section 3 of the Consulting Agreement shall be lifted as of the same date.

      Please indicate your acceptance of the proposals in this letter by signing in space provided below.

                                               Very truly yours,

                                               ASPENBIO, INC.


                                               Roger Hurst
                                               President


AGREED AND ACCEPTED EFFECTIVE THIS __ DAY OF MARCH, 2002:


____________________________
Gregory Pusey
President
Cambridge Holdings, Ltd.